Business combinations (Tables)	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Schedule of total consideration transferred

As at March 29, 2018
Total consideration transferred	24,680

Assets acquired
Cash due from banks	3,958
Intangible assets (estimated useful life of 15 years)	16,932
Other assets	4,548
Total assets acquired	25,438

Liabilities acquired (included in Other liabilities on the balance sheet)	(4,626)

Excess purchase price (Goodwill)	3,868
The fair value of the net assets acquired and allocation of purchase price is summarized as follows:

As at July 15, 2019
Total consideration transferred	201,107

Assets acquired
Cash due from banks	3,016,859
Loans	654,503
Intangible assets - Customer relationships	24,371
Other assets	31,674
Total assets acquired	3,727,407

Liabilities assumed
Deposits	(3,493,239)
Other liabilities	(33,061)
Total liabilities assumed	(3,526,300)

Excess purchase price (Goodwill)	—

Summary of unaudited pro forma financial information
The following selected unaudited pro forma financial information has been provided to present a summary of the combined results of the Bank and the acquired ABN AMRO Channel Islands operations, assuming the transaction had been effected on January 1, 2018. The unaudited pro forma data is for informational purposes only and does not necessarily represent results that would have occurred if the transaction had taken place on the basis assumed above. The pro forma financial information has been prepared based on the actual results realized by ABN AMRO Channel Islands from January 1, 2017 to July 15, 2019, and results estimated at the time of acquisition.

	Year ended
Unaudited pro forma financial information	December 31, 2019	December 31, 2018
Total net revenue	555,341	563,786
Total non-interest operating (expense)	(372,796)	(351,320)
Pro forma net income post business combination	182,545	212,466